Exhibit 25.3

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE
TRUST INDENTURE ACT OF 1939 OF A CORPORATION
DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2)

Branch Banking and Trust Company
(Exact name of trustee as specified in its charter)

North Carolina	56-0149200
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. Employer Identification Number)

223 West Nash Street Wilson, NC 27893	27893
(Address of principal executive offices)	(Zip Code)

Cristina G. Rhodebeck
Vice President
223 West Nash Street
Wilson, NC 27893
(704) 838-8915
(Name, address and telephone number of agent for service)

New Jersey	SOUTH JERSEY INDUSTRIES, INC.	22-1901645
(State or other jurisdiction of incorporation or organization)	(Exact name of obligor as specified in its charter)	(IRS Employer Identification Number)

1 South Jersey Plaza Folsom, New Jersey		08037
(Address of principal executive offices)		(Zip Code)

Junior Subordinated Debt Securities
(Title of the indenture securities)

Item 1.          General information.

Furnish the following information as to the trustee-

(a)	Name and address of each examining or supervising authority to which it is subject.

State of North Carolina – Commissioner of Banks
State of North Carolina
Raleigh, North Carolina

Federal Reserve Bank of Richmond
Post Office Box 27622
Richmond, VA 23261

Federal Deposit Insurance Corporation
Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.          Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

Based upon an examination of the books and records of the trustee and upon information furnished by the obligor, the obligor is not an affiliate of the trustee.

Items 3-15.
No responses are included for Items 3 through 15.  Responses to those Items are not required because, as provided in General Instruction B the obligors are not in default on any securities issued under indentures under which Branch Banking and Trust Company is a trustee and Branch Banking and Trust Company is not a foreign trustee.

Item 16.	List of Exhibits.

List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission’s Rules of Practice.

1.
A copy of the Articles of Incorporation for Branch Banking and Trust Company, as now in effect, is incorporated by reference to Exhibit 1 to the Form T-1 filed as Exhibit 25.1 to Registration Statement No. 333-221438.

2.
The authority of Branch Banking and Trust Company to commence business was granted under the Articles of Incorporation for Branch Banking and Trust Company, incorporated herein by reference to Exhibit 1 of this Form T-1.

3.
The authorization to exercise corporate trust powers was granted under the Articles of Incorporation for Branch Banking and Trust Company, incorporated herein by reference to Exhibit 1 of this Form T-1.

4.
A copy of the existing By-Laws of Branch Banking and Trust Company, as now in effect,  is incorporated by reference to Exhibit 4 to the Form T-1 filed as Exhibit 25.1 to Registration Statement No. 333-221438.

5.	Not applicable.

6.	The consent of Trustee as required by Section 321(b) of the Trust Indenture Act of 1939, is attached as Exhibit 6.

7.	The Current Report of the Condition of Trustee, published pursuant to law or the requirements of its supervising or examining authority, is attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Branch Banking and Trust Company, a banking corporation organized and existing under the laws of the State of North Carolina, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilson and the State of North Carolina, on the 4th day of September, 2019.

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Cristina G. Rhodebeck
Name:	Cristina G. Rhodebeck
Title:	Vice President

EXHIBIT 6 TO FORM T-1

Section 321(b) Consent

Pursuant to Section 321(b) of the Trust Indenture Act of 1939, as amended, Branch Banking and Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.

BRANCH BANKING AND TRUST COMPANY

Dated: September 4, 2019	By:	/s/ Cristina G. Rhodebeck
	Name:	Cristina G. Rhodebeck
	Title:	Vice President

EXHIBIT 7 TO FORM T-1